                                                                  Exhibit 99.3

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


                  ------------------------------------------------------------------------------------------------------------------
PERIOD                          2002                          2003                      2004                        2005
                  ------------------------------------------------------------------------------------------------------------------
                     (% CHANGE)      (TOTAL)   (% CHANGE)            (TOTAL)  (% CHANGE)         (TOTAL)  (% CHANGE)        (TOTAL)
1. SALES          (COMP STORES)   (% CHANGE)   (COMP STORES)      (% CHANGE)  (COMP STORES)   (% CHANGE)  (COMP STORES)  (% CHANGE)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr             -6%       312,792   19%     -6%      346,722        11%     0%        411,930   19%    19%     546,810    33%
 2nd Qtr             -5%       329,154   18%     -8%      355,719         8%    -5%        401,346   13%
 3rd Qtr             -5%       419,329   18%     -9%      444,979         6%     1%        520,724   17%
 4th Qtr             -4%       534,482   15%    -11%      560,389         5%     9%        687,254   23%

 Year                -5%     1,595,757   17%     -9%    1,707,810         7%     2%      2,021,253   18%
 6 Mos               -6%       641,946   18%     -7%      702,441         9%    -3%        813,276   16%
 9 Mos               -5%     1,061,274   18%     -8%    1,147,421         8%    -1%      1,333,999   16%
                  ------------------------------------------------------------------------------------------------------------------


2. COST OF GOODS SOLD             (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                       122,840   39.3%            130,243       37.6%             144,005    35.0%          189,558    34.7%
 2nd Qtr                       119,028   36.2%            122,068       34.3%             120,429    30.0%
 3rd Qtr                       169,963   40.5%            167,328       37.6%             184,107    35.4%
 4th Qtr                       203,370   38.0%            205,001       36.6%             231,487    33.7%

 Year                          615,201   38.6%            624,640       36.6%             680,028    33.6%
 6 Mos                         241,868   37.7%            252,311       35.9%             264,434    32.5%
 9 Mos                         411,831   38.8%            419,639       36.6%             448,541    33.6%
                  ------------------------------------------------------------------------------------------------------------------


3.  GROSS PROFIT                  (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                       189,952   60.7%            216,479       62.4%             267,925    65.0%          357,252    65.3%
 2nd Qtr                       210,126   63.8%            233,651       65.7%             280,917    70.0%
 3rd Qtr                       249,366   59.5%            277,651       62.4%             336,617    64.6%
 4th Qtr                       331,112   62.0%            355,388       63.4%             455,767    66.3%

 Year                          980,554   61.4%          1,083,169       63.4%           1,341,226    66.4%
 6 Mos                         400,078   62.3%            450,130       64.1%             548,842    67.5%
 9 Mos                         649,443   61.2%            727,781       63.4%             885,457    66.4%
                          ----------------------------------------------------------------------------------------------------------

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


                  ------------------------------------------------------------------------------------------------------------------
PERIOD                          2002                          2003                      2004                        2005
                  ------------------------------------------------------------------------------------------------------------------

 4.  TOTAL STORES AND
     DISTRIBUTION EXPENSE         (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                       119,575   38.2%            137,747       39.7%             165,515    40.2%          222,223    40.6%
 2nd Qtr                       125,684   38.2%            139,732       39.3%             160,515    40.0%
 3rd Qtr                       140,139   33.4%            155,937       35.0%             188,381    36.2%
 4th Qtr                       147,691   27.6%            163,999       29.3%             223,833    32.6%

 Year                          533,089   33.4%            597,416       35.0%             738,244    36.5%
 6 Mos                         245,259   38.2%            277,479       39.5%             326,030    40.1%
 9 Mos                         385,397   36.3%            433,417       37.8%             514,411    38.6%
                  ------------------------------------------------------------------------------------------------------------------

 5.  TOTAL MARKETING,
     GENERAL AND
     ADMINISTRATIVE EXPENSE       (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                        33,844   10.8%             38,238       11.0%              55,784    13.5%           67,146    12.3%
 2nd Qtr                        35,491   10.8%             38,932       10.9%              51,703    12.9%
 3rd Qtr                        33,676    8.0%             41,323        9.3%              86,273    16.6%
 4th Qtr                        32,700    6.1%             37,060        6.6%              66,076     9.6%

 Year                          135,711    8.5%            155,553        9.1%             259,836    12.9%
 6 Mos                          69,335   10.8%             77,170       11.0%             107,487    13.2%
 9 Mos                         103,011    9.7%            118,493       10.3%             193,760    14.5%
                  ------------------------------------------------------------------------------------------------------------------

 6.  OTHER OPERATING
     INCOME, NET                  (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                          (146)   0.0%               (186)      -0.1%                 (95)    0.0%             (406)   -0.1%
 2nd Qtr                          (102)   0.0%               (147)       0.0%                 (63)    0.0%
 3rd Qtr                          (194)   0.0%               (187)       0.0%                 (15)    0.0%
 4th Qtr                          (117)   0.0%               (459)      -0.1%              (4,317)   -0.6%

 Year                             (559)   0.0%               (979)      -0.1%              (4,490)   -0.2%
 6 Mos                            (248)   0.0%               (333)       0.0%                (158)    0.0%
 9 Mos                            (442)   0.0%               (520)       0.0%                (173)    0.0%
                  ------------------------------------------------------------------------------------------------------------------

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)


                  ------------------------------------------------------------------------------------------------------------------
PERIOD                          2002                          2003                      2004                        2005
                  ------------------------------------------------------------------------------------------------------------------
 7.  OPERATING INCOME             (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                        36,679   11.7%             40,680       11.7%              46,721    11.3%            68,289   12.5%
 2nd Qtr                        49,053   14.9%             55,134       15.5%              68,762    17.1%
 3rd Qtr                        75,745   18.1%             80,578       18.1%              61,978    11.9%
 4th Qtr                       150,838   28.2%            154,788       27.6%             170,175    24.8%

 Year                          312,313   19.6%            331,179       19.4%             347,636    17.2%
 6 Mos                          85,732   13.4%             95,814       13.6%             115,483    14.2%
 9 Mos                         161,477   15.2%            176,392       15.4%             177,461    13.3%
                  ------------------------------------------------------------------------------------------------------------------


 8.  INTEREST INCOME, NET         (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                          (872)  -0.3%               (991)      -0.3%                (986)   -0.2%            (1,220)  -0.2%
 2nd Qtr                          (731)  -0.2%               (861)      -0.2%              (1,358)   -0.3%
 3rd Qtr                          (866)  -0.2%               (757)      -0.2%              (1,573)   -0.3%
 4th Qtr                        (1,300)  -0.2%             (1,099)      -0.2%              (1,299)   -0.2%

 Year                           (3,770)  -0.2%             (3,708)      -0.2%              (5,216)   -0.3%
 6 Mos                          (1,603)  -0.2%             (1,852)      -0.3%              (2,344)   -0.3%
 9 Mos                          (2,469)  -0.2%             (2,609)      -0.2%              (3,917)   -0.3%
                  ------------------------------------------------------------------------------------------------------------------


 9.  PRE-TAX INCOME               (% OF SALES)                   (% OF SALES)                 (% OF SALES)              (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                        37,551   12.0%             41,671       12.0%              47,707    11.6%            69,509   12.7%
 2nd Qtr                        49,784   15.1%             55,995       15.7%              70,120    17.5%
 3rd Qtr                        76,611   18.3%             81,335       18.3%              63,551    12.2%
 4th Qtr                       152,138   28.5%            155,887       27.8%             171,474    25.0%

 Year                          316,083   19.8%            334,887       19.6%             352,852    17.5%
 6 Mos                          87,335   13.6%             97,666       13.9%             117,827    14.5%
 9 Mos                         163,946   15.4%            179,001       15.6%             181,378    13.6%
                  ------------------------------------------------------------------------------------------------------------------

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

                  ------------------------------------------------------------------------------------------------------------------
PERIOD                          2002                          2003                      2004                        2005
                  ------------------------------------------------------------------------------------------------------------------
 10.  TAXES                           (TAX RATE)                    (TAX RATE)                    (TAX RATE)              (TAX RATE)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                         14,447   38.5%            15,886       38.1%               18,390    38.5%           29,150   41.9%
 2nd Qtr                         18,953   38.1%            21,467       38.3%               27,232    38.8%
 3rd Qtr                         29,336   38.3%            31,401       38.6%               23,640    37.2%
 4th Qtr                         58,594   38.5%            61,304       39.3%               67,214    39.2%

 Year                           121,330   38.4%           130,057       38.8%              136,476    38.7%
 6 Mos                           33,400   38.2%            37,353       38.2%               45,622    38.7%
 9 Mos                           62,737   38.3%            68,754       38.4%               69,262    38.2%
                  ------------------------------------------------------------------------------------------------------------------



 11.  NET INCOME                    (% OF SALES)                  (% OF SALES)                  (% OF SALES)            (% OF SALES)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                         23,104    7.4%            25,785        7.4%               29,317     7.1%           40,359    7.4%
 2nd Qtr                         30,831    9.4%            34,528        9.7%               42,888    10.7%
 3rd Qtr                         47,275   11.3%            49,934       11.2%               39,911     7.7%
 4th Qtr                         93,544   17.5%            94,583       16.9%              104,260    15.2%

 Year                           194,753   12.2%           204,829       12.0%              216,376    10.7%
 6 Mos                           53,935    8.4%            60,313        8.6%               72,205     8.9%
 9 Mos                          101,210    9.5%           110,247        9.6%              112,116     8.4%
                  ------------------------------------------------------------------------------------------------------------------


 12.  NET INCOME                   (% INCREASE)                  (% INCREASE)                   (% INCREASE)            (% INCREASE)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                         23,104   15.6%            25,785       11.6%               29,317    13.7%           40,359   37.7%
 2nd Qtr                         30,831   25.5%            34,528       12.0%               42,888    24.2%
 3rd Qtr                         47,275    9.9%            49,934        5.6%               39,911   -20.1%
 4th Qtr                         93,544   18.4%            94,583        1.1%              104,260    10.2%

 Year                           194,753   16.9%           204,829        5.2%              216,376     5.6%
 6 Mos                           53,935   21.1%            60,313       11.8%               72,205    19.7%
 9 Mos                          101,210   15.6%           110,247        8.9%              112,116     1.7%
                  ------------------------------------------------------------------------------------------------------------------


 13.  NET INCOME PER SHARE         (% INCREASE)                  (% INCREASE)                  (% INCREASE)             (% INCREASE)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                          $0.23   21.1%             $0.26       13.0%                $0.30    15.4%            $0.45   50.0%
 2nd Qtr                          $0.30   25.0%             $0.34       13.3%                $0.44    29.4%
 3rd Qtr                          $0.47   11.9%             $0.50        6.4%                $0.42   -16.0%
 4th Qtr                          $0.94   20.5%             $0.97        3.2%                $1.15    18.6%

 Year                             $1.94   19.8%             $2.06        6.2%                $2.28    10.7%
 6 Mos                            $0.53   23.3%             $0.60       13.2%                $0.74    23.3%
 9 Mos                            $1.00   17.6%             $1.10       10.0%                $1.16     5.5%
                  ------------------------------------------------------------------------------------------------------------------

                               ABERCROMBIE & FITCH
                         QUARTERLY FINANCIAL INFORMATION
         (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, RATIOS AND STORE DATA)

                  ------------------------------------------------------------------------------------------------------------------
PERIOD                          2002                          2003                      2004                        2005
                  ------------------------------------------------------------------------------------------------------------------

 14.  DILUTED WEIGHTED
      AVERAGE SHARES
      OUTSTANDING
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                        102,130                    99,835                         96,872                      89,800
 2nd Qtr                        101,465                   100,128                         97,590
 3rd Qtr                         99,568                    99,102                         95,351
 4th Qtr                         99,398                    97,839                         90,750

 Year                           100,631                    99,580                         95,110
 6 Mos                          101,879                   100,542                         97,118
 9 Mos                          100,994                   100,095                         96,522
                  ------------------------------------------------------------------------------------------------------------------


 15.  ACTUAL SHARES
      OUTSTANDING - END
      OF PERIOD
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                         99,053                    98,004                         94,788                      86,324
 2nd Qtr                         98,076                    96,438                         95,773
 3rd Qtr                         97,229                    96,326                         90,556
 4th Qtr                         97,269                    94,607                         86,040
                  ------------------------------------------------------------------------------------------------------------------


 16.  NUMBER OF STORES -
       END OF PERIOD               (% INCREASE)                   (% INCREASE)                 (% INCREASE)             (% INCREASE)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                            507  42.8%            602           18.7%                706     17.3%               783   10.9%
 2nd Qtr                            533  31.6%            625           17.3%                727     16.3%
 3rd Qtr                            560  23.3%            651           16.3%                764     17.4%
 4th Qtr                            597  21.6%            700           17.3%                788     12.6%

 Year                               597                   700                                788
 6 Mos                              533                   625                                727
 9 Mos                              560                   651                                764
                  ------------------------------------------------------------------------------------------------------------------


 17.  GROSS SQUARE
      FEET - END
      OF PERIOD                      (% INCREASE)               (% INCREASE)                  (% INCREASE)              (% INCREASE)
                  ------------------------------------------------------------------------------------------------------------------
 1st Qtr                          3,772    32.1%          4,392        16.4%               5,065     15.3%             5,573   10.0%
 2nd Qtr                          3,937    25.3%          4,538        15.3%               5,192     14.4%
 3rd Qtr                          4,110    19.2%          4,709        14.6%               5,439     15.5%
 4th Qtr                          4,358    18.7%          5,021        15.2%               5,591     11.4%

 Year                             4,358                   5,021                            5,591
 6 Mos                            3,937                   4,538                            5,192
 9 Mos                            4,110                   4,709                            5,439
                  ------------------------------------------------------------------------------------------------------------------